Exhibit 10.1

FOURTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT

AND FIRST AMENDMENT TO SECURITY AGREEMENT

This FOURTH AMENDMENT TO TERM LOAN CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is dated as of July 28, 2020 and is entered into by and among PETIQ, LLC, an Idaho limited liability company (the “Borrower”), the Guarantors party hereto, ARES CAPITAL CORPORATION and each other Lender party hereto (consisting of the Required Lenders) and ARES CAPITAL CORPORATION, as the administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement (as defined below) after giving effect to this Amendment.

RECITALS

WHEREAS, the Borrower, Ares Capital Corporation and the Lenders party thereto and the Administrative Agent have entered into that certain Amended and Restated Term Loan Credit Agreement, dated as of July 8, 2019 (as amended by the Second Amendment to the Term Loan Credit Agreement dated as of May 14, 2020 and the Third Amendment to Term Loan Credit Agreement dated as of July 9, 2020 and as further amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders (i) amend the Existing Credit Agreement on the terms set forth herein (such Existing Credit Agreement, as hereby amended on the Amendment Effective Date (as defined below), the “Amended Credit Agreement”) and (ii) amend that certain Security Agreement, dated as of January 17, 2018, by and among the Borrower, each Grantor party thereto and the Administrative Agent (the “Existing Security Agreement” and as hereby amended on the Amendment Effective Date, the “Amended Security Agreement”); and

WHEREAS, on the Amendment Effective Date, the Lenders party hereto (consisting of the Required Lenders) are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Guarantors party hereto, the Lenders party hereto (consisting of the Required Lenders) and the Administrative Agent hereby agree as follows:

Amendments

Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, on the Amendment Effective Date, each of the Existing Credit Agreement and the Existing Security Agreement is hereby amended as follows:

The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Fourth Amendment” means that certain Fourth Amendment to the Amended and Restated Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” means the date on which the Fourth Amendment became effective in accordance with its terms and conditions, such date being July 28, 2020.

“New Headquarters” means the new corporate headquarters of the Credit Parties to be located at 230 E. Riverside Drive, Eagle, Idaho 83616 and whose construction is expected to be completed by July 12, 2021.

“New Headquarters Completion Date” means the date on which the construction of the New Headquarters is completed and all required certificates of occupancy are issued.

“New Headquarters Real Estate Assets” means (a) the parcel on which the New Headquarters sits, (b) the New Headquarters itself and (c) any fixtures attached thereto.

“Option Parcel” means the 3.47+ acre portion of Parcel #R5760250170 as outlined in that certain Option Agreement, by and between the Borrower, Eagle River L.L.C. and First American Title Insurance Company, as escrow agent.

The following definition in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, each Note, each Security Document, the Fee Letter, each Subordination Agreement, each Compliance Certificate, the ABL Intercreditor Agreement, any Junior Lien Intercreditor Agreement, any Pari Passu Intercreditor Agreement, any agreement creating or perfecting rights in cash collateral pursuant to the provisions of Section 2.14 (but specifically excluding any Secured Cash Management Agreement and Secured Hedge Agreement), and each other agreement, document or instrument delivered by any Credit Party in connection with any Loan Document, whether or not specifically mentioned herein or therein.

Section 7.02(q) of the Existing Credit Agreement is hereby amended by replacing “andˮ with “;ˮ at the end thereof;

Section 7.02(r) of the Existing Credit Agreement is hereby amended by replacing “.ˮ with “andˮ at the end thereof;

Section 7.02 of the Existing Credit Agreement is hereby amended by adding clause (s) as set forth below:

(s)Indebtedness of the Credit Parties and their Restricted Subsidiaries incurred in connection with the construction of the New Headquarters Real Estate Assets in an aggregate amount not to exceed $14,500,000 and any Permitted Refinancing thereof.

Section 7.03(a)(xii) of the Existing Credit Agreement is hereby amended by replacing “andˮ with “;ˮ at the end thereof;

Section 7.03(a)(xiii) of the Existing Credit Agreement is hereby amended by replacing “.ˮ with “andˮ at the end thereof;

Section 7.03(a) of the Existing Credit Agreement is hereby amended by adding clause (xiv) as set forth below:

(xiv)first priority Liens securing on the New Headquarters Real Estate Assets permitted pursuant to Section 7.02(s).

The definition of “Material Owned Real Estate” set forth in Section 1.02 of the Existing Security Agreement is hereby amended and restated in its entirety to read as follows:

“Material Owned Real Estate” shall mean any Real Estate, or group of related tracts of Real Estate, acquired (whether in a single transaction or a series of transactions) or owned in fee by any Credit Party, in each case, in respect of which the fair market value (including the fair market value of improvements owned or leased by such Credit Party and located thereon) on such date of determination exceeds $5,000,000; provided, for all purposes under the Loan Documents, the New Headquarters Real Estate Assets and the Option Parcel shall not be considered related tracts of Real Estate.

Conditions to Effectiveness

This Amendment shall become effective as of the date hereof only upon the satisfaction or waiver of all of the conditions precedent (the date of satisfaction or waiver of such conditions being referred to herein as the “Amendment Effective Date”) set forth below have been satisfied:

Amendment. The Administrative Agent shall have received counterparts of this Amendment executed and delivered by each of the (i) Borrower and each other Guarantor party hereto and (ii) the Lenders party hereto (consisting of the Required Lenders);

Amendment to ABL Credit Agreement. The Administrative Agent shall have received a copy of a fully executed amendment to the ABL Credit Agreement, in form and substance reasonably satisfactory to the Required Lenders;

Default. No Default or Event of Default shall have occurred and be continuing at the time of incurrence of this Amendment or the transactions contemplated hereby or could result therefrom;

Closing Certificate. The Administrative Agent shall have received a customary certificate, dated as of the Amendment Effective Date, signed by a chief executive officer, chief financial officer or another senior officer of the Borrower, confirming compliance with the conditions precedent set forth in clauses (c) and (e) of this Section 3 has been satisfied;

Representations and Warranties. Each of the representations and warranties made by any Credit Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made on and as of such date except, (i) to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects; and

Fees and Expenses. The Borrower shall have paid all reasonable documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable and documented fees, charges and disbursements of counsel) in connection with this Amendment, to the extent invoiced three (3) Business Days prior to the Amendment Effective Date (except as otherwise reasonably agreed by the Borrower).

Post-Closing Obligation

On or prior to the date that is forty-five (45) days after the New Headquarters Completion Date or such later date as may be agreed by the Administrative Agent in its reasonable discretion, the Borrower shall (i) enter into a second priority Mortgage over the New Headquarters Real Estate Assets with the Administrative Agent and (ii) otherwise comply with Section 6.12(b) of the Amended Credit Agreement as it relates to the New Headquarters Real Estate Assets, including the delivery of a title insurance policy, surveys, flood hazard determination forms and (if applicable) flood insurance, and other documentation that the Administrative Agent shall reasonably require, which each shall be in form and substance reasonably acceptable to the Administrative Agent; provided that such Mortgage may be subject to a customary lien subordination agreement in favor of the holder(s) of the Lien described in Section 7.03(a)(xiv) of the Amended Credit Agreement to the extent required by such holder(s); provided further, this Section 3 shall replace in full all obligations of the Borrower with respect to the New Headquarters Real Estate Assets under Section 6.12(b) of the Amended Credit Agreement.

Reaffirmation, Acknowledgment and Consent

The Borrower hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement, the Existing Security Agreement and this Amendment and consents to the amendments to the Existing Credit Agreement and the Existing Security Agreement effected pursuant to this Amendment.  Each Guarantor hereby confirms its guarantees, pledges, grants of security interests and other obligations under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as modified or supplemented in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

Each Guarantor acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Miscellaneous

Reference to and Effect on the Credit Agreement and the other Loan Documents.

On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

On and after the Amendment Effective Date, each reference in the Existing Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Security Agreement, and each reference in the other Loan Documents to the “Security Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Security Agreement, shall mean and be a reference to the Amended Security Agreement.

Except as specifically amended by this Amendment, the Existing Credit Agreement, the Existing Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.

Non-Reliance on Administrative Agent. Each Lender acknowledges that it has independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment.  Each Lender also acknowledges that it will, without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking action under or based upon this Amendment, the Amended Credit Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

No Novation.  By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

Headings.  Section and Subsection headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.

Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD OF CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.  The provisions of Sections 10.04 and 10.14(b), (c), (d) and (e) of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impacted thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrower:

PETIQ, LLC, an Idaho limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

Guarantors:

PETIQ HOLDINGS, LLC, a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

TRUE SCIENCE HOLDINGS, LLC, a Florida limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

TRURX LLC, an Idaho limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

TRU PRODIGY, LLC, a Texas limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

COMMUNITY VETERINARY CLINICS, LLC, a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

PET SERVICES OPERATING, LLC, a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

VIP PETCARE, LLC, a California limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

PAWSPLUS MANAGEMENT, LLC, a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

COMMUNITY CLINICS, INC., a California corporation

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

PETIQ MFG, LLC (F/K/A HBH

ENTERPRISES LLC),

a Utah limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

SERGEANT’S PET CARE PRODUCTS, LLC.,

a Michigan limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

SPC TRADEMARKS, LLC,

a Texas limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

VELCERA, LLC.,

a Delaware limited liability company

By: /s/ McCord Christensen

Name: McCord Christensen

Title: Chief Executive Officer

ARES CAPITAL CORPORATION, as Administrative Agent and a Lender

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

LENDERS:

ARES CAPITAL CORPORATION

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

CADEX CREDIT FINANCING, LLC

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

ARES JASPER FUND HOLDINGS, LLC

By: Ares Capital Management LLC, as servicer

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

ARES ND CSF HOLDINGS LLC

By: Ares Capital Management LLC, as servicer

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P.

By: Ares Management LLC, its investment subadvisor

By: Ares Capital Management LLC, as subadvisor

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

ARES CSIDF HOLDINGS, LLC

By: Ares Capital Management LLC, as servicer

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P.

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

FEDERAL INSURANCE COMPANY

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

NATIONWIDE MUTUAL INSURANCE COMPANY

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

GREAT AMERICAN LIFE INSURANCE COMPANY

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

GREAT AMERICAN INSURANCE COMPANY

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

BOWHEAD IMC LP

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

AN CREDIT STRATEGIES FUND, L.P.

By: Ares Capital Management LLC, its investment manager

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

DIVERSIFIED LOAN FUND – PRIVATE DEBT A S.A R.L

By: Ares Management Limited, its portfolio manager

By: Ares Capital Management LLC, its subadvisor

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

SA REAL ASSETS 20 LIMITED

By: Ares Management LLC, its investment manager

By: Ares Capital Management LLC, its subadvisor

By: /s/ Scott Lem

Name: Scott Lem

Title: Authorized Signatory

AO MIDDLE MARKET CREDIT L.P.

By: Ares Capital Management LLC, its investment manager

By: /s/ K Patel

Name: K. Patel

Title: Director

By: /s/ Jeremy Ehrlich

Name: Jeremy Ehrlich

Title: Director

IVY HILL MIDDLE MARKET CREDIT FUND XV, LTD.

By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XIV, LTD.

By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XII, LTD.

By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD.

By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.

By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.

By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XVI, LTD.

By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

FEDERAL INSURANCE COMPANY

By: Ivy Hill Asset Management, L.P., as Investment Manager

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND XVII, LTD.

By: Ivy Hill Asset Management, L.P., as Servicer

By: /s/ Kevin Braddish

Name: Kevin Braddish

Title: Authorized Signatory